Exhibit 99.1
FMC Corporation W. Kim Foster Executive Vice President and CFO

Disclaimer Safe Harbor Statement These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined on our website at www.fmc.com. In addition, we have also provided on our website at www.fmc.com reconciliations of non-GAAP terms to the closest GAAP term.

FMC Corporation LTM ending March 31, 2011 ($ millions) Revenue: $3,155 EBITDA: $688 Margin*: 21.8% Industrial Chemicals Revenue: $1,047 EBITDA:$198 Margin*: 18.9% Specialty Chemicals Revenue: $832 EBITDA: $223 Margin*: 26.8% Agricultural Products Revenue: $1,281 EBITDA: $339 Margin*: 26.4% *EBITDA margin

Operating from a Position of Strength Leading market positions serving diverse end markets - low correlation to economic cycles Over 80% of sales in markets with low correlation to GDP cycles Global presence - biasing growth toward Rapidly Developing Economies (RDEs) 43% of 2010 sales in RDEs Goal of 50% of sales by 2015 Diversified raw material structure and sourcing Raw material costs represented only 25% of COGS in 2010 No single raw material represented over 10% of total raw material costs in 2010 Low energy requirements and limited use of petrochemical feedstocks Energy costs represented only 9% of COGS in 2010 Modest petrochemical exposure limited to Agricultural Products

Our Vision for FMC in 2015 Sales of $5+B and EBIT of $1.2+B Sustained mid-teens return on invested capital Significantly greater earnings stability Strong cash generation with disciplined cash deployment Premium TSR performance

Vision 2015 Launching from a Position of Strength Strong Financial and Operational Performance Proven record of superior financial performance Business portfolio well positioned -- most with margins and asset returns well above peers Strong financial position -- liquid balance sheet, high return on assets and substantial free cash flow Performance has created premium shareholder value 20% CAGR Total Shareholder Return over 2002 to 2010, top quartile of our industry Driving Revenue and EBIT Growth, Returning Shareholder Value Growing Leadership Positions Increasing our Reach Capturing the Value of Common Ownership Proactively Managing Our Portfolio Strong Financial Performance, Disciplined Cash Deployment Goal of maintaining top quartile Total Shareholder Return

Vision 2015 Five Key Elements Growing Leadership Positions Organic Growth drives Sales to $4.0 - $4.5B Continued growth in leadership positions Attractive end markets Innovation - rich pipeline across businesses External Growth increases Sales to $5B Focused, disciplined strategy to include M&A, product and technology acquisitions Strategy reduces risk normally inherent in external growth No plan to add a new business “leg” to portfolio

Vision 2015 Key Themes By Business Agricultural Products Maintaining premium margins while growing sales Increasing contribution from market and product innovations External growth focused on acquiring new product lines and accessing third party active ingredients Specialty Chemicals Food Ingredients -- growing portfolio into other texturants and in RDEs through M&A Pharmaceuticals -- maintaining leading share and margin, selectively broadening portfolio
Lithium -- focusing on high growth Asian / Energy Storage markets Industrial Chemicals Soda Ash -- market leadership and operational excellence Peroxygen-consolidating global business, shifting to specialty applications Environmental -- commercializing product pipeline and investing to accelerate growth

Agricultural Products Vision 2015 An agile, innovative, customer-focused and highly profitable business with: $2.3B Sales: 13% CAGR (7% organic) 2010-2015 $575M EBIT: 13% CAGR (8% organic) 2010-2015 25% EBIT Margin 30-40% of 2015 Sales generated from products introduced during the plan period Strategic Roadmap Continued successful execution of Differentiator Strategy Realizing rich pipeline of organic EBIT growth projects Continued growth in all regions -- numerous market expansion projects in various stages of implementation Increased supply chain productivity External growth focused on product line acquisitions, licensing, development investments/alliances, accessing third-party active ingredients and adjacent spaces

Specialty Chemicals Vision 2015 Global Leader in Functional Chemistries for Food, Pharmaceuticals and Energy Storage Markets Strong portfolio of businesses with attractive organic growth in all businesses and significant external growth opportunities $1.5 billion Sales and $375 million EBIT 12% Sales CAGR (7% organic) 2010-2015 15% EBIT CAGR (11% organic) 2010-2015 26% EBIT margin 25% of Sales from innovation Significant increase in RDE participation Asia to become largest region for group Well positioned to participate in faster-growing end markets

Industrial Chemicals Vision 2015 Restructured and transformed business segment Delivering sustained Sales/EBIT growth Greater earnings stability Strong cash generation Above hurdle rate returns across economic cycles Key Elements Attractive portfolio of businesses Increased specialty focus Global reach, with greater exposure to RDEs and faster growing markets Reduced sensitivity to GDP in mature markets Sustainable Environmental business platform Financial Highlights 2015 Sales $1.3B 2010-2015 CAGR 6% EBIT $260M 2010-2015 CAGR 15% EBIT Margin 20%

Vision 2015 Five Key Elements Growing Leadership Positions Increasing our Reach Focus on Rapidly Developing Economies (RDEs) Going where the growth is… RDEs deliver >50% of FMC sales by 2015 $2+B Sales; 9-11% CAGR Latin America -- leveraging Agricultural Products’ leadership position
Asia -- targeting investments in human, scientific and technological resources across businesses Central and Eastern Europe, Turkey and Russia -- focusing on internal growth in key countries supplemented by targeted M&A

Vision 2015 Five Key Elements Growing Leadership Positions Increasing our Reach Capturing Value of Common Ownership Shifting to balanced centralized / decentralized model to better leverage size and scale Acting as “One FMC” realizing efficiencies while maintaining strong accountability in our business units
Priority areas Procurement – year end run rate cash cost reductions reaching $25M in 2011, $50M in 2012 and $80M in 2015 Global Supply Chain RDE infrastructure

Vision 2015 Five Key Elements Growing Leadership Positions Increasing our Reach Capturing Value of Common Ownership Proactively Managing Portfolio
All current businesses well positioned for sustained growth Phosphates resolution transforms Industrial Chemicals Higher margins, stronger cash generation, and greater earnings stability Continually assess portfolio and take actions as needed

Vision 2015 Five Key Elements Growing Leadership Positions Increasing our Reach Capturing Value of Common Ownership Proactively Managing Portfolio
Disciplined Cash Deployment Expect total of ~$3B in cash for deployment over 2010 – 2015 Delivering on organic growth goals generates ~$2B of free cash flow ~$1B additional debt capacity consistent with solid investment grade credit rating External growth strategy not expected to consume all cash available for deployment Expect to return meaningful amount of cash to shareholders over this period

FMC Vision 2015 The Right Chemistry

FMC Glossary of Financial Terms & Reconciliations of GAAP to Non-GAAP

Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of Adjusted Income (loss) from continuing operations before income taxes and Depreciation and Amortization EBITDA Margin is the quotient of EBITDA (defined above) divided by Revenue ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax Interest expense divided by the sum of Short-term debt, Current portion of long-term debt, Long-term debt and Total shareholders’ equity FMC Vision 2015 The Right Chemistry

EBITDA Reconciliation: LTM 3/31/2011 Reconciliation of consolidated income from continuing operations before income taxes (a GAAP measure) to EBITDA (a Non-GAAP measure) (Unaudited, in $ millions) 3/31/2011 LTM Income (loss) from continuing operations before income taxes (GAAP) $369.7
Net Income attriubutable to non-controlling interests (12.8) Restructuring and other charges/(income), net 139.7 Non qualified pension settlement charge adjustments 7.3 interest expense, net 39.2 depreciation and amortization 130.1 non-operating pension and postretirement charges 14.3 EBITDA (non-gaap) $687.5

Segment EBITDA Reconciliation: LTM 3/31/2011 Reconciliation of Segment Operating Profit (a GAAP measure) to EBITDA (a Non-GAAP measure)

(unaudited, in $ millions)	LTM 3/31/2011
Segment	Industrial Chemicals	Specialty Chemicals	Agricultural Chemicals
Segment Operating Profit	128.7	189.1	317.2
Add:
Depreciation and Amortization	68.9	33.5	21.3
EBITDA (Non-GAAP)	197.6	222.6	338.5

FMC Vision 2015 The Right Chemistry